SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      JANUARY 11, 2000 (DECEMBER 18, 1999)

                             CONEXANT SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      DELAWARE                       000-24923                 25-1799439
(STATE OR JURISDICTION              (COMMISSION              (IRS EMPLOYER
   OF INCORPORATION)                FILE NUMBER)             IDENTIFICATION NO.)


                               4311 JAMBOREE ROAD
                          NEWPORT BEACH, CA 92660-3095
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (949) 483-4600


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                    INFORMATION TO BE INCLUDED IN THE REPORT

                  This Amended Current Report on Form 8-K amends and restates the information included in Registrant's Current Report on Form 8-K dated January 4, 2000 (the "Form 8-K"), including changing the reference in the Form 8-K from Item 2 to Item 5 and deleting the references in the Form 8-K to Items 7(a) and 7(b).

ITEM 5.  OTHER EVENTS.

On December 18, 1999, Conexant Systems, Inc. ("Conexant" or the "Company"), a Delaware corporation, Maker Communications, Inc. ("Maker"), a Delaware corporation, and Merlot Acquisition Corporation ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of Conexant, entered into an Agreement and Plan of Merger, dated as of December 18, 1999 (the "Merger Agreement"), pursuant to which, among other things, Merger Sub will merge with and into Maker, with Maker as the surviving corporation. The total consideration for the acquisition of Maker will be approximately $990 million, based on the closing price of Conexant common stock on December 17, 1999 ($69.625), to be paid in the form of 0.66 share of Conexant common stock, par value of $1.00 per share, in exchange for each share of Maker common stock, par value of $0.01 per share.

The transaction is subject to customary regulatory approvals and the approval of Maker's shareholders. Holders of approximately 35% of Maker's outstanding common stock have executed agreements to vote their shares in favor of the transaction.

The press release dated December 20, 1999 announcing this transaction is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c) Exhibits.

         99.1         Press Release dated December 20, 1999
                      relating to a definitive agreement for
                      the acquisition of Maker Communications, Inc. by Conexant Systems, Inc.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           CONEXANT SYSTEMS, INC.
                                               (Registrant)


                                           By  /s/ Steven M. Thomson
                                              ---------------------------
                                              Steven M. Thomson
                                              Vice President
                                              and Controller

Dated:  January 11, 2000

                                  EXHIBIT INDEX


                                                                   Sequentially
Exhibit                                                              Numbered
Number                                                                 Page
-------                                                            -------------


                                   Description
                                   -----------

         99.1         Press Release dated December 20, 1999
                      relating to a definitive agreement for
                      the acquisition of Maker Communications, Inc. by Conexant Systems, Inc.